D E C E M B E R   2 0 0 7

Statements made in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that Company-wide growth and profitability and growth and profitability at Resorts and Communities will not occur as anticipated; risks relating to pending or future litigation; that the Company will not be able to acquire land or identify new projects, as anticipated; sales and marketing strategies related to new Resorts and Communities properties will not be as successful as anticipated; new Resort and Communities properties will not open when expected, will cost more to develop or may not be as successful as anticipated; retail prices and homesite yields for Communities properties will be below the Company’s estimates; cost of sales will not be as expected; the Company may be unable to sell notes receivable on satisfactory terms, if at all; the Company may not be in a position to draw down on its existing credit lines or may be unable to renew or replace such lines of credit; real estate inventories, notes receivable, retained interests in notes receivable sold or other assets will be determined to be impaired in the future; sales to existing owners will not continue at current levels; deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 16, 2007, its Form 10-K/A filed on July 3, 2007 and its Form 10-Q filed on November 9, 2007.

Safe Harbor

Since 1994, Bluegreen has grown into the fifth largest(1) publicly-held developer and operator of vacation ownership resort properties

A leader in direct-to-consumer sales of residential homesites

Attractive demographic profile

Experienced management team

Marketing alliances with major national and regional corporations

Strong balance sheet

          (1)   Vacation Ownership World Magazine, February 2007 (Based on VOI Sales)

Investment Considerations

Resorts

Communities

Q3 2006

24%

82%

Q3 2007

18%

76%

Segment Sales

Vacation Ownership Interests sold
through real- estate based Bluegreen
Vacation Club®

44 in-network resorts, near popular
“drive to” vacation destinations and
Aruba

Two new resorts expected to open in
Las Vegas and Williamsburg in 2008

Access to 18 Shell Vacations Club
Resorts through Select Connections
partnership

Expansion of distribution through off-
site sales offices

Bluegreen Resorts

Approximately 184,000 owners
at 9/30/07

Benefiting from sales to
existing owner base, mitigating
sales and marketing costs

Interest income generated
through Vacation Ownership
Interest financing

Bluegreen Resorts

Quality Resorts

Leading Positions in Vacation Ownership Industry

Source:  Vacation Ownership World, 2006 VOI Sales Leaders/February 2007

($ in millions)

56

Target market (40-59 years old) is fastest growing segment of the population

60% of Vacation Ownership Interest owners in U.S. in 2002

Historically, median age at time of purchase was 51

Median annual income of $85,000 in 2002

35% have median annual income of $100,000+

45-54 age bracket expected to grow 18% from 2000 –2010 (1)

Growing acceptance and customer satisfaction

  4.4 million households in the U.S. own timeshares (2)

  81% industry sales growth (2002-2006) (2)

2000-2010 estimated 5% market penetration in the $50,000+ income bracket

(1) Source: U.S. Census. Population 15 years and over

(2) Source: ARDA International Foundation, “2007 U.S. State of the Vacation Ownership Industry” Study

Vacation Ownership Demographic Trends

U.S. Timeshare Sales

U.S. Timeshare Sales (a)

Sources:  (a) Ragatz Associates, American Economics Group, AIF; 2006 sales from Ernst & Young, LLP

$

$10.0 BN

Opportunity:  BXG’s 2006 Timeshare sales = 4% of total U.S. industry sales

Average Annual Rate
of Inflation

Source:  inflationdata.com

Average Annual
Unemployment Rate

Source: Economagic.com

Unleaded Regular

Per Gallon, Including

Taxes

Source: U.S. DOE

2.68%

2.83%

1.59%

2.27%

4.74%

5.78%

6.0%

5.51%

($ in billions, except price per gallon / percentage)

Resilient Industry Growth

3.39%

5.10%

3.24%

4.63%

(1)

Source:  Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, Ragatz Associates

(1)

Source: YPB&R/Yankelovich, Inc. 2006 National Leisure Travel MONITOR sm

Top 10 Purchase Motivations of Recent Timeshare Buyers (1)

“Approximately 9.2 million U.S. households are interested in acquiring a timesharing interest during the next two years.” (2)

88%

82%

74%

73%

73%

68%

68%

67%

58%

58%

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week which is held in a bankruptcy-remote trust on the members’ behalf

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties

Members’ beneficial usage rights consist of an annual or biennial allotment of vacation points that can be used for varying length of stays at any of 44 in-network resorts, 18 Shell Vacations Club Resorts through Select Connections partnership or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominiums International, LLC (RCI), the largest vacation ownership exchange company

Bluegreen Vacation Club

“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide” – January 2006)

Bluegreen Vacation Club

14

Example A

4 Nights in a two-bedroom vacation home at The Fountains resort in Orlando, Florida (Red

Season – Monday through Thursday)

Plus 3 nights in a one-bedroom vacation villa in MountainLoft™ in Gatlinburg, Tennessee (Red

Season – Thursday through Saturday)

Example B

7 nights in a one-bedroom vacation villa at the Pono Kai Resort in Kapa’a, Kauai, Hawaii (Red

Season)

Example C

3 nights in a 2 bedroom vacation villa at The Suites at Hershey resort in Hershey, Pennsylvania

(Red Season – Monday through Wednesday)

Plus 2 nights in a studio vacation villa at The Lodge Alley Inn™ in Charleston, South Carolina

(High Red Season – Friday through Saturday)

Plus 3 nights in a one-bedroom vacation villa at Mountain Run at Boyne™ in Boyne Falls,

Michigan (High Red Season – Tuesday through Thursday)

Bluegreen Resorts

Select Connections

Bluegreen Club 36™

Multi-Faceted Sales Approach

3

4

3

4

5

4

5

7

Resort Sales Offices

Offsite Sales Offices

7

Smoky Mountain Preview Center

Growing Number of Resort Owners

12/31/2005

12/31/2004

12/31/2003

12/31/2002

12/31/2006

184,000

171,000

9/30/2007

Upgrade Sales to Existing Owner Base

40%

Resorts Marketing

Multi-pronged approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Kiosks and off-premises contacts

Local promotions, online, telesales

Permission marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

10-year, exclusive agreement

Retail, catalogs, web site, mailing list

Six Flags, Cedar Fair Entertainment (f/k/a Paramount Parks), and other marketing alliances

Outdoor Traveler in Bass Pro Shops

Getaway Station

Timeshare Accounting

SFAS 152

Revenues from Resorts sales are deferred based on Sampler Program and sales incentives

Marketing costs are not deferred

Provision for loan losses – netted against sales

As of September 30, 2007, $32.9 million and $18.5 million of Resorts sales and profits, respectively, were deferred under the SFAS 152

Underlying financial strength not expected to be affected

($ in millions)

Bluegreen Resorts Sales

(a)

(a)

(a)

(a) Reflects impact of SFAS No. 152

Bluegreen Resorts Cost of Sales

(a)

(a)

(a)

(a) Reflects impact of SFAS No. 152

Bluegreen Resorts Selling and Marketing Costs

(a)

(a)

(a)

(a) Reflects impact of SFAS No. 152

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income, interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle.  Pro forma before the adoption of SFAS 152 also excludes provision for loan losses and gain on sale of receivables.

(2)

Pro forma before 2006 SFAS 152 adjustment of ($11) million CAGR would have been 9%.

(3)

Reflects impact of SFAS No. 152

($ in millions)

Bluegreen Resorts Field Operating Profit (1)

30

(3)

(3)

(3)

Resorts Growth Strategies

Expand sales distribution infrastructure

New Resorts markets: Las Vegas, Williamsburg

New off site markets: Chicago, Atlanta

Expand capacity in existing markets: Smoky Mountains, Myrtle Beach,

Wisconsin Dells

Broaden portfolio of properties to accommodate growing owner base

New family and destination-area Resorts

Expand popular existing Resorts properties

New experiential Resorts properties

Leverage brand by expanding marketing channels

Increase benefits of ownership

Points are fungible currency which may be used for other leisure experiences

Continued technology innovation

Strengthen financing relationships

Direct-to-consumer sales of
residential homesites

Deed restricted communities

“Exurbia” in southeastern and
southwestern United States

Bluegreen Communities

Certain properties include golf
courses designed by PGA
champions

Primarily a cash business

Pre-sales possible through
combination of bonding to
completion and corporate guaranty

Selective inventory replenishment
in response to changing market
dynamics

Bluegreen Communities

Concentrated Communities Footprint

Sanctuary Cove at  St. Andrews Sound

Lake Ridge at Joe Pool Lake

The Bridges at Preston Crossings

Traditions of Braselton

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™

Chapel Ridge™ (in development)

The Bridges at Preston Crossings™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

Bluegreen Golf Communities

($ in millions)

Bluegreen Communities Sales

Bluegreen Communities Cost of Sales

55%

Bluegreen Communities Selling and Marketing Expenses

Bluegreen Communities Field Operating Profit (1)

$38

(1)   Operating profit prior to the allocation of corporate overhead, interest income, other income, interest expense and income taxes.

Significant sales in 2004-05 led to earlier than expected sell-out of some communities.

Inventory with estimated remaining life-of-project sales of approximately $507 million at 9/30/07.

Changing market dynamics have led to a change in strategy, beginning in late
2007.

Selectively acquire new properties in desirable markets, stabilize sales, focus on maintaining profitability.

Communities’ Operations & Strategy

Q3 2007 Financial Results

($ in Millions.  Includes revenue from all sources.)

Total Revenue

(1%)

43

(a)

(a)

(a)

(a) Reflects impact of SFAS No. 152

Earnings Per Share

(a)(b)

(a)

(a)

(a)

Reflects impact of SFAS No. 152

(b)

Before cumulative effect of change in accounting principle

The state of the economy in general and deterioration of the residential real estate market and consumer confidence may adversely impact our business.

Resorts growth will require expansion into new sales markets, which will require capital.

Tightening credit markets could impact the costs and availability of capital.

Bluegreen Resorts acquisitions require significant lead times to have a potentially meaningful impact on earnings.

Challenges

Challenges

Resorts marketing efficiency and effectiveness requires periodic adaptation to changing conditions.

Bluegreen Communities are absorbed at varying rates, depending on the market and market conditions.

Additional acquisitions beyond those completed to date will be necessary to stabilize sales for Bluegreen Communities. Acquisition efforts will be focused on opportunistic purchases in select markets.

Appendix:

Financial Position and Liquidity

Condensed Consolidated Balance Sheets

September 30,

December 31,

2007

2006

ASSETS

(Unaudited)

Cash and cash equivalents (unrestricted)

$

113,071

$              49,672

Cash and cash equivalents (restricted)

25,930

21,476

Total cash and cash equivalents

139,001

71,148

Contracts receivable, net

26,512

23,856

Notes receivable, net

159,782

144,251

Prepaid expenses

10,593

10,800

Other assets

23,688

27,465

Inventory, net

398,333

349,333

Retained interests in notes receivable sold

141,713

130,623

Property and equipment, net

97,438

92,445

Goodwill

4,291

4,291

Total assets

$

1,001,351

$

854,212

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities

Accounts payable

$                20,738

$

18,465

Accrued liabilities and other

66,300

49,458

Deferred income

41,641

40,270

Deferred income taxes

99,911

87,624

Receivable-backed notes payable

36,472

21,050

Lines-of-credit and notes payable

174,817

124,412

10.50% senior secured notes

55,000

55,000

Junior subor dinated debentures

110,827

90,208

Total liabilities

605,706

486,487

Minority interest

20,013

14,702

Total shareholders’ equity

375,632

353,023

Total liabilities and shareholders’ equity

$

1,001,351

$

854,212

Shareholders’ Equity

Debt -To-Equity Ratio

($ in millions)

Key Financial Metrics

Finance approximately 95% of Vacation Ownership Interest purchases

VOI receivables yield approximately 15% per year, generating significant interest income

Owners are required to make at least 10% down payment of sales price in cash or equity and finance balance over 10 years

In-house servicing of all receivables

Significant cash generation potential through the sale of receivables portfolio

Average Yield

15%

Average Cost

7%

Spread

8%

Aggregate Principal of Notes Receivable Sold

(in millions)

Receivables Financing Program

               2003             2004                  2005                  2006        YTD 2007

Branch Banking & Trust                                    5/08           $137.5 MM         $     --- MM         $ 137.5 MM

General Electric Capital Corp.                               3/08           $125.0 MM         $110.8 MM         $  14.2 MM

                                                                                   Amount

                                                       Facility                 Outstanding             Amount
                     Expiration              Amount        Sept. 30, 2007        Available (1)

Receivables Sale Facilities

(1) Subject to terms of the facility and availability requirements

$75 Million GMAC Receivables Facility (February 2008)

$150 Million GMAC Resorts AD&C Facility (February 2008)(1)

$75 Million GMAC Communities A&D Facility (September 2007)(2)

$45 Million GE Big Cedar Receivables Facility (April 2009)

$20 Million Wachovia Bank, N.A. Unsecured Revolver (July 2009)

(1)    Date project approval period expires. Borrowing for existing projects expire based on anticipated construction periods of each project.

(2)    Date project approval period expires.  Borrowing period for existing projects expires September 30, 2009.

Credit Facilities (Expiration)

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